EQ ADVISORS TRUST

SUPPLEMENT DATED AUGUST 24, 2007 TO THE

PROSPECTUS FOR THE EQ/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO DATED MAY 1, 2007

This Supplement updates the above-referenced Prospectus of the EQ/Franklin Templeton Founding Strategy Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding changes in the portfolio managers of the Portfolio.

Effective June 1, 2007, information in the Prospectus under the heading “Who Manages the Portfolio” is replaced with the following information.

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages the Portfolio.

A committee of AXA FMG investment personnel manages the Portfolio. Kenneth T. Kozlowski serves as the lead portfolio manager of the committee with primary responsibility for day-to-day management of the Portfolio. Xavier Poutas assists the lead portfolio manager with day-to-day management of the Portfolio but does not have primary responsibility for management of the Portfolio.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Vice President of AXA Equitable from February 2001 to present. He has had day-to-day management responsibilities for AXA Equitable’s Allocation Portfolios since 2003 and for the Portfolio since its inception. Prior to June 1, 2007, Mr. Kozlowski served as Chief Financial Officer of the Trust since December 2002.

Xavier Poutas joined AXA Funds Management Group (“AXA FMG”) in October 2004 as a Fund Administrator and assisted in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds. From November 2003 to September 2004, he served as Audit Manager of AXA Internal Audit, and from September 2002 to October 2003, he was a senior auditor with AXA Internal Audit. Prior to 2002 Mr. Poutas held several positions within the AXA Group. Mr. Poutas is responsible for assisting in portfolio analysis and portfolio performance evaluation with respect to the Portfolio.

Information about the lead manager’s compensation, other accounts managed and ownership of securities in the portfolio is available in the Trust’s Statement of Additional Information.